SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2016

Lans Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-148385	47-4426774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Brickell, Miami, Florida	33133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-755-7451

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 22, 2016, Lans Holdings, Inc. (the “Company”) entered into a Software Purchase Agreement (the “Agreement”) with Transaction Data USA Inc. (“TDUSA”) and Melcent Techology SRL (“Melcent”). Pursuant to the Agreement, the Company acquired a PSWITCH software application, including the invention, source code, object code, components and tools (the “Software”). PSWITCH is an executable program that links to multiple payment processors.

In exchange for the Software, the Company issued to each of TDUSA and Melcent 375,000 shares of the Company’s newly created Series B Preferred Stock.

As previously reported, the Company entered into an Asset Purchase Agreement with TDUSA on April 17, 2015 pursuant to which the Company acquired certain assets from TDUSA. As a result of the Agreement, Section 7.5 of the Asset Purchase Agreement will be effectively cancelled as the Company will now own the property referred to in the revenue share of Section 7.5 between the Company and TDUSA.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, which is filed with the Securities and Exchange Commission as Exhibit 2.1 to this Current Report on Form 8-K.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The Company believes that the investor had adequate information about the Company as well as the opportunity to ask questions and receive responses from management.

ITEM 3.03 – Material Modification of Rights of Security Holders

The information provided in Items 1.01, 2.01 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

On September 22, 2016, pursuant to Article III of the Company’s Articles of Incorporation, the Board of Directors voted to designate a class of preferred stock entitled Series B Preferred Stock, consisting of up to 2,000,000 shares, par value $0.001.

The holders of Series B Preferred Stock have the right to convert each share of Series B Preferred Stock into 100 shares of common stock. The holders of Series B Preferred Stock also have the right to cast 10 votes for each share of Series B Preferred Stock on all matters submitted to a vote of holders of the Company’s common stock and Series A Preferred Stock, including the election of directors, and all other matters as required by law.

The rights of the holders of Series A Preferred Stock are defined in the relevant Certificate of Designation filed with the Nevada Secretary of State on September 27, 2016, attached hereto as Exhibit 3.1, and is incorporated by reference herein.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information provided in Items 1.01, 2.01, 3.02 and 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Software Purchase Agreement, dated September 22, 2016
3.1	Certificate of Designation, dated September 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lans Holdings, Inc.

/s/ Trevor Allen

Trevor Allen
Chief Executive Officer

Date: September 27, 2016

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